SUPPLEMENTARY DATA - Summary of Accrued Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Accrued Liabilities, Current [Abstract]
Accrued operating expenses	$ 322,347	$ 250,448
Payroll, bonuses and benefits	256,715	166,649
Other	105,328	89,903
Total accrued liabilities	$ 684,390	$ 507,000